                                                                    EXHIBIT 99.2

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES

                               FINANCIAL SUMMARY
                   (In Thousands Except for Per Share Data)

                                                                  Three Months Ended                         Year Ended
                                                             -----------------------------           ----------------------------
                                                             December 31       December 31           December 31      December 31
                                                                2000              1999                  2000             1999
                                                             -----------------------------           ----------------------------
EARNINGS SUMMARY:
Interest income, taxable equivalent                          $    98,061       $    94,026           $   388,940      $   362,938
Interest expense                                                  51,427            46,632               197,766          174,402
Net interest income, taxable equivalent                           46,634            47,394               191,174          188,536
Taxable equivalent adjustment                                      2,843             2,698                11,903            8,273
Net interest income                                               43,791            44,696               180,081          180,263
Provision for loan losses                                          4,908             4,020                15,745            8,800
Income (loss) from mortgage banking operations                     3,784             6,173                16,340           22,392
Gain (loss) on security transactions                             (15,011)              676               (13,864)             677
Other noninterest income                                           8,424             8,294                31,310           28,009
Noninterest expenses                                              29,710            30,251               110,422          117,519
Income taxes                                                       2,066             7,977                28,724           34,774
Net income                                                         4,304            17,591                58,976           70,248
Cash dividends paid                                                8,872             8,964                35,285           35,367

PER COMMON SHARE:
Reported net income:
    Basic                                                           0.11              0.41                  1.41             1.63
    Diluted                                                         0.11              0.41                  1.40             1.61
    Diluted - cash basis                                            0.12              0.42                  1.45             1.66
Operating Earnings (A):
    Basic                                                           0.43              0.41                  1.73             1.63
    Diluted                                                         0.43              0.41                  1.72             1.61
    Diluted - cash basis                                            0.44              0.42                  1.77             1.66
Cash dividends paid                                                 0.21              0.21                  0.84             0.82
Book value                                                                                                 10.32             9.32
Closing market price                                                                                       21.25            23.88
Common shares outstanding:
    Actual, net of treasury shares                                                                    41,765,271       42,487,108
    Average basic                                             41,775,776        42,674,398            41,958,956       43,100,977
    Average diluted                                           42,072,051        43,281,643            42,260,270       43,722,081

FINANCIAL RATIOS:
Reported net income:
    Return on average assets                                        0.35%             1.38%                 1.19%            1.45%
    Return on average shareholders' equity                          4.03%            16.89%                14.41%           16.73%
    Average equity to average assets                                8.69%             8.19%                 8.29%            8.63%
    Net interest margin                                             4.03%             3.93%                 4.11%            4.10%
Operating Earnings (A):
    Return on average assets                                        1.45%             1.38%                 1.47%            1.45%
    Return on average shareholders' equity                         16.50%            16.89%                17.66%           16.73%

                                                             December 31                             December 31
                                                                2000                                    1999
                                                             -----------                             -----------
PERIOD END BALANCES:
Assets                                                         4,904,547                               5,069,160
Earning assets                                                 4,643,668                               4,789,191
Loans, net of unearned income                                  3,192,494                               3,170,096
Loans held for sale                                              203,831                                 117,825
Investment securities                                          1,245,334                               1,472,553
Total deposits                                                 3,391,449                               3,260,985
Shareholders' equity                                             430,870                                 395,930

(A) Reported results, as adjusted, excluding the impact of restructuring and other one-time charges net of related income taxes.

                                                                    EXHIBIT 99.2

                   UNITED BANKSHARES, INC. AND SUBSIDIARIES
                                Charleston, WV
                              Stock Symbol: UBSI
                   (In Thousands Except for Per Share Data)

Consolidated Statements of Income

                                                                                          Three Months Ended
                                                                   -------------------------------------------------------------
                                                                     December     December     September     June        March
                                                                       2000         1999         2000        2000        2000
                                                                   -------------------------------------------------------------
Interest & Loan Fees Income                                          $ 95,218      $91,328       $95,298     $94,063     $93,268
Tax Equivalent Adjustment                                               2,843        2,698         2,860       2,514       2,875
                                                                   ----------    ---------     ---------   ---------   ---------
     Interest & Fees Income (FTE)                                      98,061       94,026        98,158      96,577      96,143
Interest Expense                                                       51,427       46,632        51,165      48,632      46,542
                                                                   ----------    ---------     ---------   ---------   ---------
     Net Interest Income (FTE)                                         46,634       47,394        46,993      47,945      49,601

Loan Loss Provision                                                     4,908        4,020         4,439       3,851       2,547

Non-Interest Income:
  Inv. Securities Transactions                                        (15,011)         676           324         505         318
  Trust Revenue                                                         1,859        2,036         1,749       1,753       1,692
  Service Charges on Deposits                                           6,014        5,341         5,661       5,634       5,093
  Income/(loss) from Mortgage Banking Operations                        3,784        6,173         5,014       4,159       3,383
  Gain/(loss) on Sale of Assets                                             0            0             0           0
  Other Non-Interest Revenue                                              551          917           576         413         315
                                                                   ----------    ---------     ---------   ---------   ---------
     Total Non-Interest Income                                         (2,803)      15,143        13,324      12,464      10,801
                                                                   ----------    ---------     ---------   ---------   ---------

Non-Interest Expense:
  Staff Expense                                                        13,698       15,179        12,127      13,610      13,739
  Occupancy & Equipment                                                 2,895        2,949         2,861       2,870       3,161
  Other Expenses                                                       11,883       10,970         9,622       9,450      10,151
  Amortization of Intangibles                                             808          819           819         819         820
  OREO Expense                                                            100          163          (172)        191          97
  FDIC Expense                                                            326          171           206         166         175
                                                                   ----------    ---------     ---------   ---------   ---------
     Total Non-Interest Expense                                        29,710       30,251        25,463      27,106      28,143
                                                                   ----------    ---------     ---------   ---------   ---------

Pre-Tax Earnings (FTE)                                                  9,213       27,279        30,415      29,452      29,712

Tax Equivalent Adjustment                                               2,843        1,711         2,860       2,514       2,875
                                                                   ----------    ---------     ---------   ---------   ---------

Reported Pre-Tax Earnings                                               6,370       25,568        27,555      26,938      26,837

Taxes                                                                   2,066        7,977         8,994       8,815       8,849
                                                                   ----------    ---------     ---------   ---------   ---------

Net Income before Extra Items                                           4,304       17,591        18,561      18,123      17,988

Extraordinary Items (Net of Tax)
                                                                   ----------    ---------     ---------   ---------   ---------

Net Income                                                           $  4,304      $17,591       $18,561     $18,123     $17,988
                                                                   ==========    =========     =========   =========   =========

MEMO: Effective Tax Rate                                                32.43%       31.20%        32.64%      32.72%      32.97%

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

Consolidated Statements of Income


                                                                                           Year-to-Date
                                                                      --------------------------------------------------
                                                                        December     December     December     December
                                                                          2000        1999         1998         1997
                                                                      -----------  -----------  -----------  -----------
Interest & Loan Fees Income                                              $377,847     $354,665     $325,647     $280,452
Tax Equivalent Adjustment                                                  11,093        8,273        3,823        3,213
                                                                      -----------  -----------  -----------  -----------
  Interest & Fees Income (FTE)                                            388,940      362,938      329,470      283,665
Interest Expense                                                          197,766      174,402      155,354      131,122
                                                                      -----------  -----------  -----------  -----------
  Net Interest Income (FTE)                                               191,174      188,536      174,116      152,543

Loan Loss Provision                                                        15,745        8,800       12,156        3,280

Non-Interest Income:
 Inv. Securities Transactions                                             (13,864)         677        2,766           85
 Trust Revenue                                                              7,053        6,020        4,581        3,569
 Service Charges on Deposits                                               22,402       19,863       19,024       16,961
 Income/(loss) from Mortgage Banking Operations                            16,340       22,392       14,211       15,095
 Gain/(loss) on Sale of Assets
 Other Non-Interest Revenue                                                 1,855        2,126        1,170        1,358
                                                                      -----------  -----------  -----------  -----------
  Total Non-Interest Income                                                33,786       51,078       41,752       37,068
                                                                      -----------  -----------  -----------  -----------

Non-Interest Expense:
 Staff Expense                                                             53,174       60,111       69,550       52,272
 Occupancy & Equipment                                                     11,787       12,206       12,733       11,099
 Other Expenses                                                            41,106       40,693       50,352       36,713
 Amortization of Intangibles                                                3,266        3,279        4,395        3,063
 OREO Expense                                                                 216          508          358          339
 FDIC Expense                                                                 873          722          576          366
                                                                      -----------  -----------  -----------  -----------
  Total Non-Interest Expense                                              110,422      117,519      137,964      103,852
                                                                      -----------  -----------  -----------  -----------

Pre-Tax Earnings (FTE)                                                     98,793      112,308       65,748       82,479

Tax Equivalent Adjustment                                                  11,093        7,286        3,823        3,213
                                                                      -----------  -----------  -----------  -----------

Reported Pre-Tax Earnings                                                  87,700      105,022       61,925       79,266

Taxes                                                                      28,724       34,774       17,523       27,005
                                                                      -----------  -----------  -----------  -----------

Net Income before Extra Items                                              58,976       70,248       44,402       52,261

Extraordinary Items (Net of Tax)
                                                                      -----------  -----------  -----------  -----------

Net Income                                                                $58,976      $70,248      $44,402      $52,261
                                                                      ===========  ===========  ===========  ===========

MEMO: Effective Tax Rate                                                    32.75%       33.11%       28.30%       34.07%

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

Consolidated Balance Sheets


                                                  December 31       December 31
                                                     2000              1999           December 31     December 31     December 31
                                                 Q-T-D Average     Q-T-D Average         2000            1999             1998
                                               ---------------     -------------     -------------   -------------   -------------
Cash & Cash Equivalents                               $137,838          $150,240          $144,810        $159,808        $141,298

Trading Account Securities
Securities Available for Sale                          923,354         1,232,443           865,266       1,207,363         565,165
Held to Maturity Securities                            383,085           270,699           380,068         265,190         362,151
Other Securities
                                               ---------------     -------------     -------------   -------------   -------------
 Total Securities                                    1,306,439         1,503,142         1,245,334       1,472,553         927,316
                                               ---------------     -------------     -------------   -------------   -------------
  Total Cash and Securities                          1,444,277         1,653,382         1,390,144       1,632,361       1,068,614
                                               ---------------     -------------     -------------   -------------   -------------

 Loans held for sale                                   200,457           116,670           203,831         117,825         720,607
 Commercial Loans                                    1,501,735         1,432,458         1,527,008       1,446,633       1,270,619
 Mortgage Loans                                      1,336,550         1,357,471         1,359,044       1,370,904       1,071,166
 Consumer Loans                                        301,370           349,105           306,442         352,559         310,606
                                               ---------------     -------------     -------------   -------------   -------------

  Loans & Leases, net of unearned income             3,340,112         3,255,704         3,396,325       3,287,921       3,372,998

Reserve for loan & Lease  Losses                       (39,456)          (39,759)          (40,532)        (39,599)        (39,189)

Goodwill                                                35,488            36,163            35,102          37,467          40,472
Mortgage Servicing Rights                                                      4                                13              14
Purchase Credit Card Intangibles
Other Intangibles                                        4,223             4,405             4,122           4,850           5,591
                                               ---------------     -------------     -------------   -------------   -------------
 Total Intangibles                                      39,711            40,572            39,224          42,331          46,077

Real Estate Owned                                        1,859             3,538             2,109           3,764           3,850
Other Assets                                           109,403           133,137           117,277         142,383         115,549
                                               ---------------     -------------     -------------   -------------   -------------
   Total Assets                                     $4,895,906        $5,046,574        $4,904,547      $5,069,160      $4,567,899
                                               ===============     =============     =============   =============   =============

MEMO: Earning Assets                                $4,630,959        $4,729,273        $4,643,668      $4,789,191      $4,317,021
                                               ===============     =============     =============   =============   =============

Interest-bearing Deposits                           $2,820,864        $2,826,704        $2,852,034      $2,780,218      $2,950,071
Noninterest-bearing Deposits                           480,125           472,165           539,415         480,767         542,987
Foreign Deposits
                                               ---------------     -------------     -------------   -------------   -------------
 Total Deposits                                      3,300,989         3,298,869         3,391,449       3,260,985       3,493,058

Short-term Borrowings                                  373,880           428,485           333,716         398,247         249,039
Intermediate & Long-term Borrowings                    739,343           844,406           706,512         953,347         345,867
                                               ---------------     -------------     -------------   -------------   -------------
 Total Borrowings                                    1,113,223         1,272,891         1,040,228       1,351,594         594,906

Other Liabilities                                       56,452            61,589            42,000          60,651          58,404
Minority Interest
                                               ---------------     -------------     -------------   -------------   -------------

  Total Liabilities                                  4,470,664         4,633,349         4,473,677       4,673,230       4,146,368
                                               ---------------     -------------     -------------   -------------   -------------

Common Equity                                          425,242           413,225           430,870         395,930         421,531
                                               ---------------     -------------     -------------   -------------   -------------
  Total Shareholders' Equity                           425,242           413,225           430,870         395,930         421,531
                                               ---------------     -------------     -------------   -------------   -------------

Total Liabilities & Equity                          $4,895,906        $5,046,574        $4,904,547      $5,069,160      $4,567,899
                                               ===============     =============     =============   =============   =============

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

                                                                                      Three Months Ended
                                                         --------------------------------------------------------------------------
                                                          December        December       September        June            March
Share Data:                                                 2000            1999           2000           2000            2000
                                                         -----------     -----------    -----------    -----------    -------------
Earnings Per Share:
  Net Income before Extraordinary Items:
     Basic                                               $      0.11     $      0.41    $      0.44    $      0.43    $      0.43
     Diluted                                             $      0.11     $      0.41    $      0.44    $      0.43    $      0.42
     Diluted - Cash Basis                                $      0.12     $      0.42    $      0.45    $      0.44    $      0.44

  Net Income after Extraordinary Items:
     Basic                                               $      0.11     $      0.41    $      0.44    $      0.43    $      0.43
     Diluted                                             $      0.11     $      0.41    $      0.44    $      0.43    $      0.42
     Diluted - Cash Basis                                $      0.12     $      0.42    $      0.45    $      0.44    $      0.44

Common Dividend Declared Per Share                       $      0.21     $      0.21    $      0.21    $      0.21    $      0.21

High Common Stock Price                                  $     22.13     $     26.25    $     20.88    $     22.38    $     24.44
Low Common Stock Price                                   $     17.25     $     22.63    $     18.38    $     16.38    $     17.00
Book Value Per Share                                     $     10.32     $      9.32    $     10.08    $      9.60    $      9.37
Tangible Book Value Per Share                            $      9.38     $      8.32    $      9.12    $      8.62    $      8.38

52-week High Common Stock Price                          $     24.44     $     27.69    $     26.25    $     27.25    $     27.38
     Date                                                   01/03/00        03/08/99       11/04/99       07/09/99       04/22/99
52-week Low Common Stock Price                           $     16.38     $     22.63    $     16.38    $     16.38    $     17.00
     Date                                                   06/27/00       12/271999       06/27/00       06/27/00       03/08/00

EOP Shares Outstanding (Net of Treasury Stock):           41,765,271      42,487,108     41,825,392     41,910,723     42,018,879

Average Shares Outstanding: (Net of Treasury Stock):
     Basic                                                41,775,776      42,674,398     41,842,460     41,931,050     42,272,860
     Diluted                                              42,072,051      43,281,643     42,147,989     42,264,141     42,657,425

Memorandum Items:

Tax Applicable to Security Transactions                      ($5,254)    $       237    $       113    $       177    $       111

Common Dividends                                         $     8,782     $     8,964    $     8,812    $     8,812    $     8,879

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

                                                                                       Year-to-Date
                                                          ----------------------------------------------------------------
                                                              December        December        December        December
Share Data:                                                     2000            1999            1998            1997
                                                          ----------------------------------------------------------------
Earnings Per Share:
  Net Income before Extraordinary Items:
     Basic                                                     $      1.41     $      1.63     $      1.04     $      1.24
     Diluted                                                   $      1.40     $      1.61     $      1.02     $      1.22
     Diluted - Cash Basis                                      $      1.45     $      1.66     $      1.08     $      1.24

  Net Income after Extraordinary Items:
     Basic                                                     $      1.41     $      1.63     $      1.04     $      1.24
     Diluted                                                   $      1.40     $      1.61     $      1.02     $      1.22
     Diluted - Cash Basis                                      $      1.45     $      1.66     $      1.08     $      1.24

Common Dividend Declared Per Share                             $      0.84     $      0.82     $      0.75     $      0.68

EOP Shares Outstanding (Net of Treasury Stock):                 41,765,271      42,487,108      43,256,477      42,474,084

Average Shares Outstanding: (Net of Treasury Stock):
     Basic                                                      41,958,956      43,100,977      42,757,638      42,032,566
     Diluted                                                    42,260,270      43,722,081      43,461,222      42,768,461

Memorandum Items:

Tax Applicable to Security Transactions                            ($4,852)    $       237     $       968     $        30

Common Dividends                                               $    35,285     $    35,367     $    28,317     $    20,344

EOP Employees (full-time equivalent)                                 1,288           1,387           1,154           1,294

                                                                                  Three Months Ended
                                                ----------------------------------------------------------------------------
                                                   December       December        September          June          March
                                                     2000           1999             2000            2000          2000
                                                ------------    ------------    ------------    ------------    ------------
Selected Yields and Net Interest Margin:

Loans                                                 9.05%           8.76%           8.94%           8.85%           8.75%
Investment Securities                                 6.92%           6.15%           6.85%           6.84%           6.84%
Money Market Investments/FFS                          6.79%           6.35%           7.37%           6.73%           6.46%
   Average Earning Assets Yield                       8.45%           7.92%           8.41%           8.32%           8.22%
Interest-bearing Deposits                             4.84%           4.17%           4.65%           4.43%           4.22%
Short-term Borrowings                                 5.55%           4.95%           5.63%           5.31%           4.85%
Long-term Borrowings                                  6.40%           5.45%           6.31%           6.03%           5.70%
   Average Liability Costs                            5.20%           4.51%           5.10%           4.86%           4.62%
     Net Interest Spread                              3.25%           3.41%           3.31%           3.46%           3.60%
     Net Interest Margin                              4.03%           4.01%           4.04%           4.13%           4.23%

Selected Financial Ratios:

Return on Average Common Equity                       4.03%          16.89%          18.01%          18.19%          18.05%
Return on Average Assets                              0.35%           1.38%           1.50%           1.47%           1.45%
Efficiency Ratio                                     48.95%          48.08%          41.36%          43.56%          45.31%

UNITED BANKSHARES, INC. AND SUBSIDAIRIES

                                                                                      Year-to-Date
                                                                 ------------------------------------------------------
                                                                    December      December      December     December
                                                                      2000          1999          1998         1997
                                                                 ------------  ------------  ------------  ------------
Selected Yields and Net Interest Margin:

Loans                                                                    8.98%         8.55%         8.85%        8.80%
Investment Securities                                                    6.86%         6.66%         6.45%        6.67%
Money Market Investments/FFS                                             6.74%         6.22%         5.21%        5.20%
Average Earning Assets Yield                                             8.34%         7.93%         8.26%        8.19%
Interest-bearing Deposits                                                4.53%         4.24%         4.62%        4.49%
Short-term Borrowings                                                    5.37%         4.66%         4.69%        4.56%
Long-term Borrowings                                                     6.11%         5.30%         5.53%        5.83%
   Average Liability Costs                                               4.95%         4.46%         4.70%        4.56%
     Net Interest Spread                                                 3.40%         3.47%         3.56%        3.62%
     Net Interest Margin                                                 4.11%         4.12%         4.37%        4.40%

Selected Financial Ratios:

Return on Average Common Equity                                         14.41%        16.73%        10.77%       13.92%
Return on Average Assets                                                 1.19%         1.44%         1.05%        1.42%
Loan / Deposit Ratio                                                   100.14%        97.21%        75.93%       87.49%
Loan Loss Reserve / Net Loans                                            1.29%         1.26%         1.50%        1.16%
Nonaccrual / Net Loans                                                   0.24%         0.39%         0.35%        0.21%
OREO / Net Loans                                                         0.06%         0.12%         0.15%        0.09%
Non-performing / Net Loans                                               0.45%         0.66%         0.86%        0.77%
Delinquency Ratio                                                        0.38%         0.93%         0.71%        0.68%
Primary Capital Ratio                                                    9.53%         8.53%        10.00%       10.37%
Shareholders' Equity Ratio                                               8.79%         7.81%         9.23%        9.67%
Price / Book Ratio                                                       2.33%         2.82%         2.72%        2.56%
Price / Earnings Ratio                                                  15.23%        14.86%        25.94%       19.57%
Efficiency Ratio                                                        44.78%        49.16%        62.82%       53.89%

                                                        December      December     September      June        March
Credit Quality Data:                                      2000          1999          2000        2000         2000
                                                      ------------ ------------ ------------ ------------ ------------
EOP Non-Accrual Loans                                     $  8,131     $ 12,327    $  10,062     $ 11,156     $ 13,110
EOP 90-Day Past Due Loans                                    4,717        8,415        6,666        5,955        7,951
                                                      ------------ ------------ ------------ ------------ ------------
   Total EOP Non-performing Loans                         $ 12,848     $ 20,742    $  16,728     $ 17,111     $ 21,061

EOP Other Real Estate & Assets Owned                         2,109        3,764        2,109        2,754        3,764
                                                      ------------ ------------ ------------ ------------ ------------
   Total EOP Non-performing Assets                        $ 14,957     $ 24,506    $  18,837     $ 19,865     $ 24,825
                                                      ============ ============ ============ ============ ============

                                                         Three Months Ended                   Year to Date
                                                      -------------------------   ------------------------------------
                                                        December     December      December      December    December
                                                          2000         1999          2000          1999        1998
                                                      ------------  -----------   -----------  -----------  ----------
Charge-off Analysis:
Gross Charge-offs                                          ($4,054)     ($4,293)     ($15,845)     ($9,236)    ($6,270)
Recoveries                                                     246          168         1,033          846       1,367
                                                      ------------  -----------   -----------  -----------  ----------
Net Charge-offs                                            ($3,808)     ($4,125)     ($14,812)     ($8,390)    ($4,903)
                                                      ============  ===========   ===========  ===========  ==========